SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:

                                  May 18, 2004


                             Avatech Solutions, Inc.
                         -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                         -----------------------------
                 (State or Other Jurisdiction of Incorporation)


       001-31265                                          84-1035353
       -------------------------------------------------------------
(Commission File Number)                         IRS Employer Identification No.

          11400 Cronridge Drive, Suite A, Owings Mills, Maryland 21117
          ------------------------------------------------------------
          Address of Principal Executive Offices               (Zip Code)


                                 (410) 581-8080
                                ----------------
                         (Registrant's telephone number)

Item 5.  Other Events

     Reference is made to the press release issued by the Registrant on May 18, 2004, the text of which is attached hereto as Exhibit 99.1, for a description of the event reported pursuant to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ---------------------------------

(c)  Exhibits: The following exhibits are filed as part of this Current Report:

     99.1     Press Release dated May 18, 2004.

                                   SIGNATURES
                                ----------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 18, 2004                         Avatech Solutions, Inc.

                                            By:      /s/ Beth O. MacLaughlin
                                               ---------------------------------
                                               Beth O. MacLaughlin
                                               Chief Financial Officer and
                                               Principal Accounting Officer

                                                                    Exhibit 99.1

                                Avatech Solutions, Inc. - Corporate Headquarters
                                                         11400-A Cronridge Drive
                                                          Owings Mills, MD 21117
                                                             phone: 410-902-6900
                                                               fax: 410-902-8324
                                                        www.avatechsolutions.com

                             FOR IMMEDIATE RELEASE


                 AVATECH REPORTS TWO-FOLD INCREASE IN OPERATING
              INCOME AND AN INCREASE OF $929,000 IN NET INCOME FOR
                                 THIRD QUARTER

4 Consecutive Quarters of Improved Operating Results Highlight Company's
Progress

BALTIMORE, MARYLAND - May 18, 2004 - Avatech Solutions, Inc. (OTCBB:AVSO.OB), a recognized leader in design and engineering systems integration for the manufacturing, building design and engineering markets, today announced financial results for its third quarter ended March 31, 2004.

Revenues increased 29% to $7.8 million when compared to the $6.1 million reported in the third quarter of last year. Net income for the quarter increased $929,154 to $170,362 when compared to a net loss of $(758,792) reported in the previous year. Basic earnings per share for the third quarter of 2004 increased to $0.02 compared to a loss of $($0.08) per share in the third quarter of 2003.

Revenues for the nine months ended March 31, 2004 were $21.6 million, an increase of 26% when compared to the $17.1 million reported in nine months ended March 31, 2003. The net loss for the nine months was $(327,176), or $(0.04) per share, a 44% decrease when compared to a net loss of $(586,445), or $(0.08) per share, reported in the prior year.

Third Quarter Highlights:

o    Quarterly revenue increased 29%, year-over-year, to $7.8 million.

o    Product sales for the quarter increased 55% to $5.1 million.

o Net income for the quarter increased $929,154, year-over-year, to $170,362, or $0.02 per share.

o Operating income for the quarter increased to $398,767 when compared to an operating loss of $(360,911) reported in the previous year.

o    Avatech announced new customer wins during the quarter, including:

     o    Bauer   Compressors  who  has  standardized  its  custom   engineering
          applications on an Autodesk Inventor 3D platform.

     o Dow Chemical Company who has standardized and licensed Avatech's innovative STYROFOAM * T-MASS* Technology on an Autodesk software platform with Avatech's custom professional services.

o Avatech expanded its custom professional services offerings by introducing skills assessment testing and analysis.

o Avatech strengthened its Board of Directors with the additions of Robert La Blanc and Robert Post.

     o Mr. La Blanc brings to Avatech over 40 years of leadership experience in information technologies and investment banking consulting, while Mr. Post brings a 20-year track record in finance operations, business restructuring and creating profitable high growth in new entities.

"We are pleased again with the progress we have made this quarter, confirming that our strategies to improve the Company continue to be effective," said CEO of Avatech Solutions, Scotty Walsh. "Over the last four quarters we have shown improvements in operating results, and revenue continues to increase on a year over year basis. Our core business of design automation remains among the most sophisticated in the industry and continues to generate revenue growth and increased profitability. I am also excited by the significant strides we have accomplished with our diversification plan. We have built a world class team from the most talented individuals in the industry, and both our PLM (Product Lifecycle Management) and FM (Facilities Management) teams contributed to growth during the quarter."

Mr. Walsh concluded, "We continue to focus on growing our revenue, improving profitability and increasing shareholder value and remain confident that we will deliver a strong close to our fiscal year."

About Avatech Solutions

Avatech Solutions, Inc. (OTCBB: AVSO.OB) is the recognized leader in design and engineering systems integration with unparalleled expertise in CAD software, data management and process optimization for the manufacturing, engineering, building design and facilities management industries. Headquartered in Owings Mills, Maryland, the company specializes in software systems integration, standards development and deployment, education and technical support. Avatech is one the largest integrators of Autodesk software worldwide and a leading provider of SMARTEAM PLM solutions. The company serves 18,000 clients worldwide including the industry leaders from Fortune 500 and Engineering News Record's Top 100 companies. Visit http://www.avatechsolutions.com for more information.

This press release contains forward-looking statements about the expectations, beliefs, plans, intentions and strategies of Avatech Solutions, Inc. There are a number of important factors that could cause actual results to differ materially from those anticipated by any forward-looking information. A description of risks and uncertainties attendant to Avatech and its industry, and other factors that could affect Avatech's financial results, are included in Avatech's Securities and Exchange Commission filings, including, but not limited to, the annual report on Form 10-K for the year ended June 30, 2003, the Proxy Statement filed on October 10, 2003 in connection with Avatech's 2003 annual shareholder meeting, the quarterly reports on Form 10-Q for the quarter ended September 30, 2003 and December 31, 2003, and the current reports on Form 8-K filed with the Securities and Exchange Commission on November 17, 2003 and January 21, 2004. Investors and shareholders may obtain a free copy of the documents filed by Avatech Solutions, Inc. with the Commission at the Commission's web site at www.sec.gov. The documents also may be obtained for free by directing a request to Melody Craigmyle, Director of Corporate Communications at 410-581-8080 or email MCraigmyle@avatechsolutions.com.


All brand names, product names, or trademarks belong to their respective holders.

                                      ###

Media Contacts:
Melody Craigmyle                                  Charles Messman or Todd Kehrli
Avatech Solutions, Inc.                           MKR Group
Phone +1 (410) 581 8080                           Phone +1 (626) 395 9500
Fax +1 (410) 581 8088
mcraigmyle@avatechsolutions.com                   ir@mkr-group.com